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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                         Date of report: August 1, 2002


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            TEXAS                     1-9645                  74-1787539
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


   200 East Basse Road, San Antonio, Texas                              78209
   (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code                (210) 822-2828

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ITEM 5. OTHER EVENTS.

On August 1, 2002, The Chief Executive Officer and the Chief Financial Officer of Clear Channel Communications, Inc. signed the Statement Under Oath of Principal Executive Officer and Principal Financial Officer regarding facts and circumstances relating to Exchange Act filings.

     The above referenced Statements are filed as Exhibits 99.1 and 99.2 hereto. The information set forth in Exhibits 99.1 and 99.2 are hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     99.1 Chief Executive Officer's Statement Under Oath of Principal Executive Officer and Principal Financial Officer regarding facts and circumstances relating to Exchange Act filings

     99.2 Chief Financial Officer's Statement Under Oath of Principal Executive Officer and Principal Financial Officer regarding facts and circumstances relating to Exchange Act filings

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CLEAR CHANNEL COMMUNICATIONS, INC.


Date: August 1, 2002     By: /s/ RANDALL T. MAYS
                            ------------------------------------------------
                                   Randall T. Mays:
                                   Exec. Vice President/Chief Financial Officer:

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                               INDEX TO EXHIBITS

99.1 Chief Executive Officer's Statement Under Oath of Principal Executive Officer and Principal Financial Officer regarding facts and circumstances relating to Exchange Act filings

99.2 Chief Financial Officer's Statement Under Oath of Principal Executive Officer and Principal Financial Officer regarding facts and circumstances relating to Exchange Act filings